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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549


                               ------------------



                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 11, 2001



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                               USA EDUCATION, INC.
                    Formerly known as SLM Holding Corporation
             (Exact name of registrant as specified in its charter)


          DELAWARE                                            52-2013874
(State or other jurisdiction of                             (I.R.S. Employer
incorporation or organization)                             Identification No.)


11600 SALLIE MAE DRIVE, RESTON, VIRGINIA                         20193
(Address of principal executive offices)                       (Zip Code)

       Registrant's telephone number, including area code: (703) 810-3000






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ITEM 5.    OTHER EVENTS

         On April 11, 2001, USA Education, Inc. consummated the issuance of $115,000,000 of Senior Notes due February 18, 2003, increasing the aggregate principal amount of the outstanding notes of this series to $615,000,000.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      Financial Statements of Businesses Acquired:

                  Not applicable.

         (b)      Pro Form Financial Information:

                  Not applicable.

         (c)      Exhibits:

                  1.1 Underwriting Agreement, dated April 6, 2001, between USA Education, Inc. and Goldman, Sachs & Co. and Banc of America Securities LLC

                  1.2 Pricing Agreement, dated April 6, 2001, between USA Education, Inc. and Goldman, Sachs & Co. and Banc of America Securities LLC

                  4.1.1 Amendment to Second Supplemental Indenture, dated as of April 11, 2001, between USA Education, Inc. and The Chase Manhattan Bank, as trustee

                  4.1.2 Form of Global Certificates for $115,000,000 of Senior Notes Due February 18, 2003


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      USA EDUCATION, INC.



                                      By: /s/ JOHN F. REMONDI
                                         --------------------------------------
                                         Name:   John F. Remondi
                                         Title:  Executive Vice President and
                                                 Chief Financial Officer


Dated:  April 13, 2001


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                               USA EDUCATION, INC.

                                    Form 8-K

                                 CURRENT REPORT

                                  EXHIBIT INDEX



EXHIBIT NO.               DESCRIPTION
-----------               -----------
1.1                       Underwriting Agreement, dated April 6, 2001, between USA Education, Inc. and
                          Goldman, Sachs & Co. and Banc of America Securities LLC

1.2                       Pricing Agreement, dated April 6, 2001, between USA Education, Inc. and Goldman,
                          Sachs & Co. and Banc of America Securities LLC

4.1.1                     Amendment to Second Supplemental Indenture, dated April 11, 2001, between USA
                          Education, Inc. and The Chase Manhattan Bank, as trustee

4.1.2                     Form of Global Certificates for $115,000,000 of Senior Notes Due February 18, 2003

